UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2006
PARALLEL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-13305	75-1971716
(Commission file number )	(IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas	79701
(Address of principal executive offices)	(Zip code)
(432) 684-3727
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     On December 6, 2006, the Compensation Committee of the Board of Directors of Parallel Petroleum Corporation granted cash bonuses and tax gross up payments to each of its officers as follows:

Name and Position	Amount of Cash Bonus	Tax Gross Up
Thomas A. Cambridge, Chairman of the Board of Directors	$10,000.00	$5,152.00

Larry C. Oldham, President and Chief Executive Officer	$10,000.00	$3,628.57

Donald E. Tiffin, Chief Operating Officer	$10,000.00	$1,686.52

Steven D. Foster, Chief Financial Officer	$10,000.00	$3,559.34

John S. Rutherford, Vice President of Land and Administration	$10,000.00	$3,697.77

Eric A. Bayley, Vice President of Corporate Engineering	$10,000.00	$3,836.22

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARALLEL PETROLEUM CORPORATION
By:	/s/ Larry C. Oldham
Larry C. Oldham, President
and Chief Executive Officer

Dated: December 11, 2006